Exhibit D
Execution Copy
FIRST AMENDMENT TO THE EQUITY COMMITMENT AGREEMENT
This First Amendment (this “Amendment”), dated as of June 13, 2010, is made and entered into by and among Visteon Corporation (as debtor-in-possession and a reorganized debtor, as applicable, the “Company”) and the Investors whose signatures are set forth below (the “Amending Investors”). Capitalized terms used and not otherwise defined herein have the meanings set forth in the Equity Commitment Agreement (as defined below).
WHEREAS, the Company and the Amending Investors are parties to that certain Equity Commitment Agreement, dated as of May 6, 2010 (as amended, the “Equity Commitment Agreement”);
WHEREAS, Section 11.7 of the Equity Commitment Agreement provides, among other things, that the Equity Commitment Agreement may be amended only in a writing signed by the Company and all of the Lead Investors, subject to the other provisions set forth in the Equity Commitment Agreement; and
WHEREAS, the Company and the Amending Investors wish to amend the Equity Commitment Agreement, and the Amending Investors include all of the Lead Investors;
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Equity Commitment Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
A. Amendments to the Equity Commitment Agreement. The Equity Commitment Agreement is hereby amended as follows:
1. Exhibit B to the Equity Commitment Agreement. Exhibit B attached to the Equity Commitment Agreement shall be replaced by the disclosure statement for the Plan, including any exhibits and schedules thereto, that is attached as Exhibit I to this Amendment.
2. Exhibit C to the Equity Commitment Agreement. Exhibit C attached to the Equity Commitment Agreement shall be replaced by the chapter 11 plan of reorganization, including all exhibits, schedules and annexes, attached as Exhibit II to this Amendment.
3. Exhibit G to the Equity Commitment Agreement. Exhibit G attached to the Equity Commitment Agreement shall be replaced by the post-Effective Date management equity incentive program as set forth on Exhibit III to this Amendment.
4. Exhibit J to the Equity Commitment Agreement. Exhibit J attached to the Equity Commitment Agreement shall be replaced by the procedures for conducting the Rights Offering attached as Exhibit IV to this Agreement.

5. Preamble. The Preamble of the Equity Commitment Agreement shall be amended by deleting the phrase “(this “Agreement”)” and replacing it with the phrase “(as amended, modified, or waived from time to time in accordance with the terms herewith, this “Agreement”)”.
6. Definitions. The following definition shall be added between the definition of “Equity Commitment” and the definition of “Event”:
““Old Equity Warrants” has the meaning ascribed to such term in the Plan.”.
7. Section 5.4(a) — Capitalization Representation. Section 5.4(a) of the Equity Commitment Agreement shall be amended as follows:
(a) In clause (i) of Section 5.4(a), the phrase “forty-nine million three hundred eleven thousand six hundred sixty-seven (49,311,667)” shall be deleted and replaced with the phrase “[fifty million two hundred seventy-six thousand five hundred seventy-nine (50,276,579)]”;
(b) In clause (iii) of Section 5.4(a), the phrase “ and the Old Equity Warrants” shall be inserted immediately following the phrase “other than the 12.25% Warrants”;
(c) In clause (v) of Section 5.4(a), the phrase “three million eight hundred eighty-eight thousand eight hundred eighty-nine (3,888,889)” shall be deleted and replaced with the phrase “[two million five hundred seventy-nine thousand six hundred seventy-two (2,579,672)]”; and
(d) In clause (vi) of Section 5.4(a), the phrase “ and the Old Equity Warrants” shall be inserted immediately following the phrase “of the 12.25% Warrants”.
8. Section 7.2(b) — Milestone Date. Clause (vi) of Section 7.2(b) of the Equity Commitment Agreement shall be amended by deleting the phrase “September 3, 2010” and replacing it with the phrase “October 4, 2010”.
9. Section 10.1(c) — Milestone Dates. Section 10.1(c) of the Equity Commitment Agreement shall be amended as follows:
(a) In clause (i) of Section 10.1(c), the phrase “the date that is thirty (30) days after the date hereof” shall be deleted and replaced with the phrase “June 20, 2010”; and
(b) In clause (ii) of Section 10.1(c), the phrase “the date that is thirty (30) days after the date hereof” shall be deleted and replaced with the phrase “June 20, 2010”.

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B. Miscellaneous. This Amendment and the Equity Commitment Agreement, together, contain the complete agreement among the parties hereto and thereto and supersede any prior understandings, agreements, letters of intent, or representations by or among such parties, written or oral, that may have related to the subject matter hereof in any way. Except as specifically amended hereby, the Equity Commitment Agreement, as amended hereby, shall remain in full force and effect. The terms and provisions of Sections 11.1 through 11.8 and 11.10 of the Equity Commitment Agreement are incorporated herein by reference as if set forth herein in their entirety and shall apply mutatis mutandis to this Amendment.
* * * * *

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IN WITNESS WHEREOF, the parties have executed or caused this Amendment to be executed as of the date first written above.

VISTEON CORPORATION
By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Company Signature Page]

CQS CONVERTIBLE AND QUANTITATIVE STRATEGIES MASTER FUND LIMITED
By:
Name:
	Title:	Authorized Signatory

[First Amendment to the Equity Commitment Agreement — Lead Investor Signature Page]

CQS DIRECTIONAL OPPORTUNITIES MASTER FUND LIMITED
By:
Name:
	Title:	Authorized Signatory

[First Amendment to the Equity Commitment Agreement — Lead Investor Signature Page]

DEUTSCHE BANK SECURITIES INC. (Solely with Respect to the Distressed Products Group)
By:
Name:
Title:

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Lead Investor Signature Page]

ELLIOTT INTERNATIONAL, L.P.
By:	Elliott International Capital Advisors Inc., as
Attorney-in-Fact

By:
	Name:	Elliot Greenberg
	Title:	Vice President

[First Amendment to the Equity Commitment Agreement — Lead Investor Signature Page]

GOLDMAN, SACHS & CO., solely with respect to the High Yield Distressed Investing Group
By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Lead Investor Signature Page]

KIVU INVESTMENT FUND LIMITED
By:
Name:
	Title:	Authorized Signatory

[First Amendment to the Equity Commitment Agreement — Lead Investor Signature Page]

MONARCH MASTER FUNDING LTD
By:	MONARCH ALTERNATIVE CAPITAL
LP, its investment advisor

By:
	Name:	Christopher Santana
	Title:	Managing Principal

[First Amendment to the Equity Commitment Agreement — Lead Investor Signature Page]

OAK HILL ADVISORS, L.P., on behalf of certain private funds and separate accounts that it manages
By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Lead Investor Signature Page]

SOLUS ALTERNATIVE ASSET MANAGEMENT LP, as investment advisor to its private funds
By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Lead Investor Signature Page]

THE LIVERPOOL LIMITED PARTNERSHIP
By:	Liverpool Associates, Ltd., as General
Partner

By:
	Name:	Elliot Greenberg
	Title:	Vice President

[First Amendment to the Equity Commitment Agreement — Lead Investor Signature Page]

ALDEN GLOBAL DISTRESSED OPPORTUNITIES FUND, L.P.
By:	Alden Global Distressed Opportunities Fund
GP, LLC, its general partner

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

ALLEN ARBITRAGE, L.P.
By:
	Name:	Tal Gurion
	Title:	Managing Director of Investment Manager

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

ALLEN ARBITRAGE OFFSHORE
By:
	Name:	Tal Gurion
	Title:	Managing Director of Investment Manager

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

ARMORY MASTER FUND LTD.
By:	Armory Advisors LLC, its Investment
Manager

By:
	Name:	Jay Burnham
	Title:	Manager

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

CAPITAL VENTURES INTERNATIONAL
By:	Susquehanna Advisors Group, Inc.,
its authorized agent

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

CASPIAN CAPITAL PARTNERS, L.P.
By:	Mariner Investment Group, as Investment
Advisor

By:
	Name:	David Corleto
	Title:	Principal

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

CASPIAN SELECT CREDIT MASTER FUND, LTD.
By:	Mariner Investment Group, as Investment
Advisor

By:
	Name:	David Corleto
	Title:	Principal

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

CITADEL SECURITIES LLC
By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

CSS, LLC
By:
	Name:	Jerry White
	Title:	Partner

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

CUMBERLAND PARTNERS
By:	CUMBERLAND GP LLC, its General
Partner

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

CUMBERLAND BENCHMARKED PARTNERS, L.P.
By:	CUMBERLAND BENCHMARKED GP
LLC, its General Partner

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

LONGVIEW PARTNERS B, L.P.
By:	LONGVIEW B GP LLC, its General Partner

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

CUMBER INTERNATIONAL S.A.
By:	CUMBERLAND ASSOCIATES LLC, as
Investment Adviser

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

CYRUS EUROPE MASTER FUND LTD.
By:	Cyrus Capital Partners, L.P. as Investment
Manager

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

CYRUS SELECT OPPORTUNITIES MASTER FUND, LTD.
By:	Cyrus Capital Partners, LP as Investment Manager

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

CRESCENT 1 L.P.
By:	Cyrus Capital Partners, L.P. as Investment Manager

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

CRS FUND LTD.
By:	Cyrus Capital Partners, L.P. as Investment Manager

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

CYRUS OPPORTUNITIES MASTER FUND II, LTD.
By:	Cyrus Capital Partners, L.P. as Investment Manager

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

HALBIS DISTRESSED OPPORTUNITIES MASTER FUND, LTD.
By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

MARINER LDC
By:	Mariner Investment Group, as Investment Advisor

By:
	Name:	David Corleto
	Title:	Principal

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

MARINER LDC
By:	Riva Ridge Capital Management LP, as Investment Manager

By:	Riva Ridge GP LLC, GP to the Investment Manager

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

MERCED PARTNERS LIMITED PARTNERSHIP
By:	Global Capital Management, Inc., General Partner

By:
	Name:	Thomas G. Rock
	Title:	Authorized Representative

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

MERCED PARTNERS II, L.P.
By:	Lydiard Partners, L.P., General Partner

By:	Tanglewood Capital Management, Inc., General Partner

By:
	Name:	Thomas G. Rock
	Title:	Authorized Representative

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

NEWFINANCE ALDEN SPV
By:	Alden Global Capital, its Trading Advisor

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

QVT FUND LP
By:	QVT Associates GP LLC, its general partner

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

QUINTESSENCE FUND L.P.
By:	QVT Associates GP LLC, its general partner

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

RIVA RIDGE MASTER FUND, LTD.
By:	Riva Ridge Capital Management LP, as Investment Manager

By:	Riva Ridge GP LLC, GP to the Investment Manager

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

SENECA CAPITAL, L.P.
By:
	Name:	Mike Anastasio
	Title:	CFO

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

SILVER POINT CAPITAL, L.P. on behalf of its affiliates and related funds
By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

SPECTRUM INVESTMENT PARTNERS, L.P.
By:	Spectrum Group Management LLC, its general partner

By:
	Name:	Jeffrey A. Schaffer
	Title:	Managing Member

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

SIPI MASTER LTD.
By:	Spectrum Investment Management LLC, its investment manager

By:
	Name:	Jeffrey A. Schaffer
	Title:	Managing Member

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

STARK CRITERION MASTER FUND LTD.
By:	Stark Criterion Management LLC
Its: Investment Manager

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

STARK MASTER FUND LTD.
By:	Stark Offshore Management LLC
Its: Investment Manager

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

THE SEAPORT GROUP LLC PROFIT SHARING PLAN
By:	Armory Advisors LLC, its Investment Advisor

By:
	Name:	Jay Burnham
	Title:	Manager

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

UBS SECURITIES LLC (solely with respect to the Distressed Debt Trading Group)
By:
Name:
Title:

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

VENOR CAPITAL MASTER FUND LTD.
By:
	Name:	Michael Wartell
	Title:	Authorized Signatory

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

WHITEBOX HEDGED HIGH YIELD PARTNERS, L.P.
By:	Whitebox Hedged High Yield Advisors, LLC, its General Partner

By:	Whitebox Advisors, LLC, its Managing Member

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]

WHITEBOX COMBINED PARTNERS, L.P.
By:	Whitebox Combined Advisors, LLC, its General Partner

By:	Whitebox Advisors, LLC, its Managing Member

By:
Name:
Title:

[First Amendment to the Equity Commitment Agreement — Co-Investor Signature Page]